UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 10, 2012
Date of Report (Date of earliest event reported)
 _____________________________________________
FEI COMPANY
(Exact name of registrant as specified in its charter)
 _____________________________________________

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2012 at our Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) an amendment to our 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 10,500,000 to 10,750,000; and (ii) an amendment to the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 3,450,000 to 3,700,000. A copy of each of these amended plans are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2012 FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 - To elect members of FEI's Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes

Homa Bahrami	33,288,192	96,545	2,632,877
Lawrence A. Bock	32,117,575	1,267,162	2,632,877
Arie Huijser	32,161,738	1,222,999	2,632,877
Don R. Kania	32,162,645	1,222,092	2,632,877
Thomas F. Kelly	32,162,588	1,222,149	2,632,877
Jan C. Lobbezoo	31,826,693	1,558,044	2,632,877
Jami Nachtsheim	33,169,509	215,228	2,632,877
Gerhard H. Parker (Chairman)	31,752,608	1,632,129	2,632,877
James T. Richardson	32,115,325	1,269,412	2,632,877
Richard H. Wills	32,117,543	1,267,194	2,632,877

Proposal 2 - To consider and vote on a proposal to amend FEI's 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

31,304,732	2,073,023	6,982	2,632,877

Proposal 3 - To consider and vote on a proposal to amend FEI's Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

33,285,555	91,850	7,332	2,632,877

Proposal 4 - To hold an advisory vote on the appointment of KPMG LLP as FEI's independent registered public accounting firm for the year ending December 31, 2012.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

35,981,221	27,746	8,647	—

Proposal 5 - To hold an advisory vote on executive compensation.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

32,346,843	1,000,667	37,217	2,632,877

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: May 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended